UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report:   June 23, 2022

(Date of earliest event reported)

The Kroger Co.

(Exact name of registrant as specified in its charter)

Ohio	No. 1-303	31-0345740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1014 Vine Street

Cincinnati, OH 45202

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (513) 762-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $1.00 par value per share	KR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 23, 2022, the Company held its 2022 Annual Meeting of Shareholders (the “Annual Meeting”). At the close of business on April 25, 2022, the record date for determination of shareholders entitled to vote at the Annual Meeting, there were 727,752,631 common shares of the Company issued and outstanding. At the Annual Meeting, the shareholders elected eleven directors to serve until the annual meeting in 2023, or until their successors have been elected and qualified; approved the Company’s executive compensation on an advisory basis; ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent auditor for fiscal year 2022; approved additional shares under the 2019 Long-Term Incentive Plan; rejected a shareholder proposal regarding the recyclability of packaging, rejected a shareholder proposal regarding a report on the protection of farmworkers; rejected a shareholder proposal regarding a report on elimination of HFCs; and rejected a shareholder proposal regarding a report on workforce strategy.

The final results are as follows:

Director Election Proposal	For	Against	Broker Non-Votes
Nora A. Aufreiter	569,223,523	7,376,740	52,906,197
Kevin M. Brown	569,335,627	7,264,636	52,906,197
Elaine L. Chao	562,051,630	14,548,632	52,906,197
Anne Gates	562,264,002	14,336,261	52,906,197
Karen M. Hoguet	569,045,926	7,554,337	52,906,197
W. Rodney McMullen	522,330,430	54,269,833	52,906,197
Clyde R. Moore	539,094,936	37,505,327	52,906,197
Ronald L. Sargent	529,125,756	47,474,507	52,906,197
J. Amanda Sourry Knox	569,642,760	6,957,503	52,906,197
Mark S. Sutton	566,409,552	10,190,711	52,906,197
Ashok Vemuri	568,780,924	7,819,339	52,906,197

Other Proposals	For	Against	Abstain	Broker Non-Votes
Advisory vote approving executive compensation	525,671,699	46,301,437	4,627,127	52,906,197
Ratification of PricewaterhouseCoopers LLP as independent auditor for fiscal year 2022	583,340,468	43,869,428	2,296,564	0
Approval of additional shares under the 2019 Long-Term Incentive Plan	511,338,850	61,866,646	3,394,767	52,906,197
Shareholder proposal regarding the Recyclability of Packaging	219,182,583	352,044,944	5,372,736	52,906,197
Shareholder proposal regarding a Report on Protection of Farmworkers	118,787,507	450,864,337	6,948,419	52,906,197
Shareholder proposal regarding a Report on Elimination of HFCs	193,607,875	353,365,358	29,627,030	52,906,197
Shareholder proposal regarding a Report on Workforce Strategy	168,301,958	401,543,352	6,754,952	52,906,197

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KROGER CO.

June 23, 2022	By:	/s/ Christine S. Wheatley
Christine S. Wheatley
Group Vice President, Secretary and General Counsel